UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22080
                                                    -----------

                    First Trust Active Dividend Income Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ---------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                            ------------

                      Date of fiscal year end: November 30
                                               -----------

                     Date of reporting period: May 31, 2011
                                               ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2011

                                  FIRST TRUST
                                ACTIVE DIVIDEND
                                     INCOME
                                      FUND

AVIANCE
------------------
Capital Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011

Shareholder Letter .........................................................   1
At A Glance ................................................................   2
Portfolio Commentary .......................................................   3
Portfolio of Investments ...................................................   7
Statement of Assets and Liabilities ........................................  12
Statement of Operations ....................................................  13
Statements of Changes in Net Assets ........................................  14
Financial Highlights .......................................................  15
Notes to Financial Statements ..............................................  16
Additional Information .....................................................  21


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Active Dividend Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aviance are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Active Dividend Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets. While the past two years have been challenging, the markets have been recovering from their lows of 2008-2009, bringing relief to economists and investors alike.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2011 and to the next edition of your Fund's report.


Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Active Dividend Income Fund

FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
"AT A GLANCE"
AS OF MAY 31, 2011 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FAV
Common Share Price                                           $10.61
Common Share Net Asset Value ("NAV")                         $10.41
Premium (Discount) to NAV                                      1.92%
Net Assets Applicable to Common Shares                  $85,987,241
Current Monthly Distribution per Common Share (1)           $0.2300
Current Annualized Distribution per Common Share            $0.9200
Current Distribution Rate on Closing Common Share Price (2)   10.56%
Current Distribution Rate on NAV (2)                          10.76%


-------------------------------------------------------------------
          COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
                      Common Share Price       NAV
5/31/2010                    10.21             9.45
6/4/2010                     10.27             9.45
6/11/2010                    10.50             9.74
6/18/2010                    10.88            10.00
6/25/2010                    10.60             9.73
7/2/2010                      9.90             9.28
7/9/2010                     11.05             9.78
7/16/2010                    11.44             9.64
7/23/2010                    10.37             9.65
7/30/2010                    10.41             9.62
8/6/2010                     10.29             9.68
8/13/2010                    10.18             9.28
8/20/2010                    10.51             9.14
8/27/2010                    10.37             9.14
9/3/2010                     10.21             9.47
9/10/2010                    10.52             9.47
9/17/2010                    10.45             9.60
9/24/2010                    10.61             9.78
10/1/2010                    10.74             9.81
10/8/2010                    11.13             9.98
10/15/2010                   11.12            10.08
10/22/2010                   10.57             9.74
10/29/2010                   10.65             9.76
11/5/2010                    10.83            10.14
11/12/2010                   10.50             9.97
11/19/2010                   10.46            10.02
11/26/2010                   10.42             9.97
12/3/2010                    10.73            10.25
12/10/2010                   10.88            10.29
12/17/2010                   10.79            10.28
12/23/2010                   11.10            10.43
12/31/2010                   10.99            10.46
1/7/2011                     11.50            10.60
1/14/2011                    10.96            10.84
1/21/2011                    10.81            10.37
1/28/2011                    10.75            10.41
2/4/2011                     10.99            10.67
2/11/2011                    11.05            10.77
2/18/2011                    11.10            10.85
2/25/2011                    10.62            10.62
3/4/2011                     10.75            10.59
3/11/2011                    10.92            10.36
3/18/2011                    10.82            10.24
3/25/2011                    11.07            10.52
4/1/2011                     11.37            10.70
4/8/2011                     11.33            10.63
4/15/2011                    11.31            10.56
4/21/2011                    10.93            10.35
4/29/2011                    10.88            10.54
5/6/2011                     10.74            10.36
5/13/2011                    10.59            10.33
5/20/2011                    10.67            10.38
5/27/2011                    10.73            10.33
5/31/2011                    10.61            10.41


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                              Average Annual
                                                               Total Return
                           6 Months Ended   1 Year Ended   Inception (9/20/2007)
                             5/31/2011       5/31/2011         to 5/31/2011
FUND PERFORMANCE (3)
NAV                            10.60%          20.96%             -2.27%
Market Value                    6.80%          16.42%             -2.98%

INDEX PERFORMANCE
Russell 1000 Value Index       15.53%          26.86%             -2.55%
S&P 500 Index                  15.03%          25.95%             -3.34%
--------------------------------------------------------------------------------

-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
McDonald's Corp.                              3.4%
Merck & Co., Inc.                             3.1
Reynolds American, Inc.                       2.6
ProShares Short S&P500                        2.6
Darden Restaurants, Inc.                      2.4
Annaly Capital Management, Inc.               2.3
Deutsche Telekom AG                           2.2
Stanley Black & Decker, Inc.                  2.2
Becton, Dickinson and Co.                     2.1
Eli Lilly & Co.                               2.1
-----------------------------------------------------
                                    Total    25.0%
                                            ======

-----------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
-----------------------------------------------------
Financials                                   23.9%
Health Care                                  16.0
Energy                                       12.1
Consumer Staples                             10.7
Consumer Discretionary                       10.4
Telecommunication Services                    9.9
Industrials                                   8.6
Information Technology                        5.3
Utilities                                     3.1
-----------------------------------------------------
                                    Total   100.0%
                                            ======



(1) Most recent distribution paid or declared through 5/31/2011. Subject to change in the future. See Note 8 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011


                                  SUB-ADVISOR

Aviance Capital Management, LLC, ("Aviance" or the "Sub-Advisor") a registered investment advisor, is the sub-advisor to the First Trust Active Dividend Income Fund. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Fund's portfolio, utilizing a team made up of Christian C. Bertelsen, James R. Neel, Edward C. Bertelsen and Mark Belanian. The team has approximately seven years of experience working together and approximately 84 years of cumulative industry experience.

                           PORTFOLIO MANAGEMENT TEAM

CHRISTIAN C. BERTELSEN,
CHIEF INVESTMENT OFFICER AND SENIOR PORTFOLIO MANAGER

Christian C. Bertelsen has over 41 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JAMES R. NEEL, CFA,
PORTFOLIO MANAGER

James R. Neel, CFA, has over 30 years of experience in investment management. Mr. Neel joined Aviance as a portfolio manager in January 2009. He has also been a portfolio manager for Aviance Capital Partners, a registered investment advisor, since January 2009. From September 2006 to December 2008, Mr. Neel was a portfolio manager for YHB Investment Advisors, Inc. From June 2005 to September 2006 he was a portfolio manager for Gibraltar Private Bank, and from December 2004 to June 2005 he served in the same role at Thomas Partners, Inc. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services; CEO of Dreman Value Advisors, where he worked with Christian Bertelsen; and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976 and also served four years as a U.S. Navy officer.

EDWARD C. BERTELSEN,
PORTFOLIO MANAGER - RESEARCH

Edward C. Bertelsen has over 10 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN,
PORTFOLIO ANALYST

Mark Belanian has over 10 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

                                   COMMENTARY

FIRST TRUST ACTIVE DIVIDEND INCOME FUND

The primary investment objective of the First Trust Active Dividend Income Fund ("FAV" or the "Fund") is to seek a high level of current income. Its secondary objective is capital appreciation. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's sub-advisor believes offer the potential for attractive income and/or capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011


MARKET RECAP

This section discusses the primary factors which impacted FAV's two integrated objectives throughout the six months ended May 31, 2011.

WHAT GOES UP...KEPT GOING UP

Despite a number of major headwinds, covered by FAV's major benchmark, the Russell 1000 Value Index ("Russell 1000"), exhibited strong appreciation over the six months of this report. This continuation of equity value recovery from early 2009 was shared by other domestic equity indices, including the Standard & Poor's 500 Index ("S&P 500").

For the six months ended May 31, 2011, the Russell 1000 rose 15.53%. The S&P 500, the Fund's secondary benchmark, rose 15.03% for the same period.

HEADWINDS

The bullish general trend of U.S. equity markets was interrupted during February and March by three significant headwinds which together were principally responsible for a reduction in the Russell 1000 of 5.8% between February 18th and March 16th:

    o The political unrest in the Middle East caused concern for the global economy, not least the potential for an oil price rise and thereby increase the chances of stagflation. The U.S. Government had its foot pressed hard on the pedal of economic growth stimulus while remaining confident about its ability to suppress any threat posed by inflation. This confidence was predicated on, in part, the knowledge that inflation and GDP growth are commonly a result of increased demand. Unfortunately, excessively high oil prices for a consolidated period can create inflation without demand; a chilling stagflationary environment, the possibility of which investors reacted negatively to.

    o The tsunami and earthquake in Japan, following close on the tail of Middle East unrest, gave markets further cause for concern. Again, Global GDP growth was threatened while the slowing and severing of numerous supply chains suggested higher prices. Once again, the specter of inflation without increased demand raised its ugly head.

    o China: the fastest growing economy by incremental GDP reached a point where concerted governmental efforts to cool overheating caused investors to question its ability to continue to drive global growth. The pessimists predicting a hard landing for the Chinese economy started to outnumber the optimists predicting a soft landing. Investor sentiment and equity indices suffered accordingly.

CORPORATE EARNINGS

Although the six-month period discussed in this report was a time of increasing economic doubt and frequency of bad news events, corporate earnings continued to beat expectations.

S&P 500 corporations collectively produced outstanding first quarter earnings of $23.49 per share as of May 17, which represented 19.45% growth over the corresponding 2010 quarter. With 93% of index constituents having reported as of May 17, the current earnings growth rate is well ahead of the 12.2% growth anticipated at the start of the first quarter earnings season.

The Consumer Discretionary and Industrial sectors both saw growth and were able to pass on higher commodity prices to consumers. Higher oil prices benefited much of the Energy sector while the Materials sector directly profited from strong commodities prices.

                                 DIVIDEND RECAP

HOW WERE DIVIDENDS AFFECTED?

The primary aim of the Fund is the generation of income from the capture of dividends; therefore, a major factor affecting the Fund's management is the availability of dividends.

Moreover, an important component of the Fund's security selection process is the identification of those companies raising dividends. Where such dividend raises are financially sustainable, in the opinion of the Sub-Advisor, the company's stock assumes a higher probability of selection for the Fund. Moreover, rising dividends suggest the potential for rising aggregate income for the Fund.

Quarterly dividends have effectively recovered from the credit crisis, a fact substantiated by the table* below:

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--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011


                                   COMPANIES             COMPANIES
                               RAISING DIVIDENDS    LOWERING DIVIDENDS
                               -----------------    ------------------
           Quarter 2, 2010            335                   34
           Quarter 3, 2010            299                   35
           Quarter 4, 2010            696                   28
           Quarter 1, 2011            510                   30


*Table based on approximately 7,000 publicly owned companies that report dividend information to Standard & Poor's.


PERFORMANCE ANALYSIS

The net asset value ("NAV") total return1 of the Fund for the six months ended May 31, 2011 was 10.61%. Over the same period, the total return of the Russell 1000, the Fund's primary benchmark index, was 15.53%, while the Fund's secondary benchmark index, the S&P 500 returned 15.03%.

NAV PERFORMANCE

The Fund's NAV closely correlated to the performance of its main benchmark, the Russell 1000, while lagging the benchmark by approximately 6.07%. This underperformance primarily occurred during April and May, the last two months of the six-month period, as the index recovered from the lows caused primarily by the headwinds described above.

The Sub-Advisor's aim is to manage FAV as a Fund which collects the required dividend income and secondly seeks to participate in capital appreciation while looking to protect capital. As a result of the on-going global and domestic economic imbalances and headwinds affecting the markets, during early February we became worried about the prospects for continued equity appreciation. We therefore decided to protect capital by moving the portfolio holdings to a more defensive position by replacing higher beta names with lower beta ones.

As a result, we didn't participate in the continued rally throughout the middle of February. Our moves did provide protection during the late February-mid March equity decline; however, our continued defensive positioning prevented full participation in the significant rally off the bottom for equity prices on March 16th.

When equities look overvalued, in the opinion of the Sub-Advisor, the Fund will look to maintain income levels while protecting capital valuations.

In previous global crises which the Fund's sub-advisor viewed as primarily temporary, the Fund sought to increase shareholder value by buying stocks that were oversold and represented attractive value. Although the headwinds described previously were viewed as primarily temporary, the overall view was this may be a forewarning of more serious challenges to continued equity appreciation.

Instead of buying the dips, the Fund took the opportunity to sell higher beta holdings and replace with lower beta names when equity markets recovered.

In addition, the decision to overweight the Energy sector proved successful; however, the decision to allocate a significant portion of the Energy weighting to Master Limited Partnerships for income reasons resulted in the Fund lagging the benchmark.

PRICE PERFORMANCE

The Fund's market value provided a total return of 6.80%1 during the reporting period. As with the NAV performance described above, the timing of the discrepancy between the FAV price and the Russell 1000 benchmark was April and May.

FAV's share price dropped after the announcement on January 12, 2011 that the Fund's regularly scheduled quarterly distribution was being decreased from $0.32 to $0.28 per share. This decrease contributed to the difference between FAV's market value return and that of the Russell 1000. At the time of announcement, the new distribution represented a yield of 10.51% based on a Fund NAV of $10.66.

MARKET & FUND OUTLOOK

Although our long term outlook remains positive, primarily based on the continuing economic recovery and improving company results, we are currently maintaining a defensive element to the portfolio as the probability of a correction remains high.

-----------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value for NAV total returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

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--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2011

We are planning for a summer session where equity indices stay range bound; they trade without conviction to a specific trend with up days being followed by down days. We expect market sentiment or direction to exhibit little memory from day to day.

While popular opinion, including the Federal Reserve, feels the global economy will experience a soft spot during summer followed by a strong fall, we will wait for clarification before removing the protective positioning of the portfolio. The "soft spot" was to be expected following the headwinds mentioned above; the recovery thereafter is by no means assured at this point, in our opinion.

EASING OR TIGHTENING?

The Federal Reserve ended its quantitative easing program (QE2) in June, which has probably been discounted into market prices well before the event. But its clear "interest rates will stay low" message, together with a promise to plow back maturing debts, means the end of QE2 will probably be neutral to markets.

However, residential foreclosures are high, housing weak and unemployment refuses to drop markedly. The Fed may admit QE2 is finished but it is still a long way from being able to tighten monetary policy with these politically-sensitive issues lined up against it. Moreover, energy and commodity prices, a.k.a. inflationary pressures, are building.

The actions taken by the U.S. Government and its various agencies to keep interest rates low and satisfy the needs of the unemployed, plus create positive situations for housing and economic growth, will dictate a great deal of the future for the equity markets.

ICE-T

On a long-term basis, our themes of Emerging Markets growth and investment overseas by investing in the U.S. (the prioritization of those U.S. companies that derive a substantial portion of their revenues from non-U.S. growth markets) continue to pay dividends. We focus on ICE-T stocks (Infrastructure, Commodities, Energy and Technology), which, in our opinion, are main generators of real revenue growth and stability.

We predict this theme will continue with cycles of overbought to oversold and the need for stock picking to truly deliver alpha.

One last cliche; it used to be said that in hard times, a mortgage was the last thing you defaulted on. In this new age of foreclosures, the wireless phone bill is now the monthly bill everyone ensures they pay on time. The emerging market Telecoms space and other state Telecom monopoly operators should benefit from this.

THE PRESIDENTIAL CYCLE

One positive factor for economic and equity prospects in the coming 12 months is next year's presidential election. Although we are aware of the need to put the country's deficit, and therefore debt, in order, it is hard to see the Government failing to try to keep the markets stable by "kicking the debt can down the road" for at least until the next election.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2011 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS - 84.9%

              AEROSPACE & DEFENSE - 1.8%
      20,000  Lockheed Martin Corp...............................  $   1,558,000
                                                                   -------------
              AIR FREIGHT & LOGISTICS - 1.5%
      17,000  United Parcel Service, Inc., Class B...............      1,249,330
                                                                   -------------
              BEVERAGES - 3.1%
      10,000  Coca-Cola (The) Co.................................        668,100
      22,000  Dr. Pepper Snapple Group, Inc......................        906,400
      15,000  PepsiCo, Inc.......................................      1,066,800
                                                                   -------------
                                                                       2,641,300
                                                                   -------------
              CAPITAL MARKETS - 1.5%
       6,000  Goldman Sachs Group (The), Inc.....................        844,380
      35,000  PennantPark Floating Rate Capital Ltd..............        466,550
                                                                   -------------
                                                                       1,310,930
                                                                   -------------
              COMMERCIAL BANKS - 0.8%
       8,000  Toronto-Dominion (The) Bank........................        689,120
                                                                   -------------
              COMPUTERS & PERIPHERALS - 2.1%
      38,000  EMC Corp. (b)......................................      1,081,860
      20,000  Hewlett-Packard Co.................................        747,600
                                                                   -------------
                                                                       1,829,460
                                                                   -------------
              CONSUMER FINANCE - 1.2%
      60,000  SLM Corp...........................................      1,022,400
                                                                   -------------
              DIVERSIFIED FINANCIAL SERVICES - 2.9%
      70,000  Bank of America Corp...............................        822,500
      40,000  Citigroup, Inc.....................................      1,646,000
                                                                   -------------
                                                                       2,468,500
                                                                   -------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 9.6%
      25,000  AT&T, Inc..........................................        789,000
      40,000  BCE, Inc...........................................      1,609,600
     125,000  Deutsche Telekom AG, ADR...........................      1,852,500
     110,000  Telecom Corp. of New Zealand Ltd...................      1,082,400
      40,000  Telefonica S.A., ADR...............................        973,200
      75,000  Telstra Corp. Ltd., ADR............................      1,221,000
      20,000  Verizon Communications, Inc........................        738,600
                                                                   -------------
                                                                       8,266,300
                                                                   -------------
              ELECTRIC UTILITIES - 1.3%
      30,000  Pepco Holdings, Inc................................        599,100
      20,000  PPL Corp...........................................        563,800
                                                                   -------------
                                                                       1,162,900
                                                                   -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.2%
      50,000  Corning, Inc.......................................      1,007,500
                                                                   -------------
              ENERGY EQUIPMENT & SERVICES - 2.7%
       5,000  Baker Hughes, Inc..................................        369,650
      15,000  Ensco PLC..........................................        799,800
      12,500  Transocean Ltd.....................................        866,375
      15,000  Weatherford International Ltd. (b).................        296,550
                                                                   -------------
                                                                       2,332,375
                                                                   -------------


                       See Notes to Financial Statements                  Page 7

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
MAY 31, 2011 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS - (CONTINUED)

              FOOD PRODUCTS - 0.6%
      18,000  B&G Foods, Inc.....................................  $     333,720
       2,000  H.J. Heinz Co......................................        109,840
       1,000  Kraft Foods, Inc., Class A.........................         34,970
                                                                   -------------
                                                                         478,530
                                                                   -------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
      22,000  Baxter International, Inc..........................      1,309,440
      20,000  Becton, Dickinson & Co.............................      1,751,000
      15,000  Medtronic, Inc.....................................        610,500
                                                                   -------------
                                                                       3,670,940
                                                                   -------------
              HEALTH CARE PROVIDERS & SERVICES - 1.0%
      25,000  HCA Holdings, Inc. (b).............................        872,250
                                                                   -------------
              HOTELS, RESTAURANTS & LEISURE - 6.8%
      10,000  Arcos Dorados Holdings, Inc........................        227,500
      13,000  Buffalo Wild Wings, Inc. (b).......................        814,320
      39,000  Darden Restaurants, Inc............................      1,975,350
      35,000  McDonald's Corp....................................      2,853,900
                                                                   -------------
                                                                       5,871,070
                                                                   -------------
              HOUSEHOLD DURABLES - 2.1%
      25,000  Stanley Black & Decker, Inc........................      1,847,000
                                                                   -------------
              HOUSEHOLD PRODUCTS - 1.0%
      12,500  Kimberly-Clark Corp................................        853,750
                                                                   -------------
              INDUSTRIAL CONGLOMERATES - 0.6%
      25,000  General Electric Co................................        491,000
                                                                   -------------
              INSURANCE - 3.8%
      15,000  Prudential Financial, Inc..........................        956,700
      15,000  Travelers (The) Cos., Inc..........................        931,200
      60,000  XL Group PLC.......................................      1,419,600
                                                                   -------------
                                                                       3,307,500
                                                                   -------------
              INTERNET & CATALOG RETAIL - 0.7%
       3,000  Amazon.com, Inc. (b)...............................        590,070
                                                                   -------------
              IT SERVICES - 0.7%
      10,000  Accenture PLC......................................        573,900
                                                                   -------------
              MACHINERY - 0.4%
         750  Cummins, Inc.......................................         78,930
       3,500  Deere & Co.........................................        301,280
                                                                   -------------
                                                                         380,210
                                                                   -------------
              MEDIA - 1.1%
      50,000  News Corp., Class B................................        943,000
                                                                   -------------
              MULTI-UTILITIES - 1.7%
      10,000  Dominion Resources, Inc............................        477,200
       5,000  NiSource, Inc......................................        101,500
      45,000  TECO Energy, Inc...................................        864,000
                                                                   -------------
                                                                       1,442,700
                                                                   -------------


Page 8                 See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
MAY 31, 2011 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS - (CONTINUED)
              OIL, GAS & CONSUMABLE FUELS - 4.2%
       8,000  Devon Energy Corp..................................  $     672,560
       6,000  Enbridge, Inc......................................        403,740
      15,000  EnCana Corp........................................        511,500
       7,500  Linn Energy LLC....................................        291,450
      20,000  Southwestern Energy Co. (b)........................        875,400
       6,000  Total S.A., ADR....................................        345,540
      11,000  TransCanada Corp...................................        493,130
                                                                   -------------
                                                                       3,593,320
                                                                   -------------
              PHARMACEUTICALS - 10.2%
      30,000  Astrazeneca PLC, ADR...............................      1,572,000
      15,000  Bristol-Myers Squibb Co............................        431,400
      45,000  Eli Lilly and Co...................................      1,731,600
      70,000  Merck & Co., Inc...................................      2,572,500
      50,000  Pfizer, Inc........................................      1,072,500
      35,000  Sanofi, ADR........................................      1,386,350
                                                                   -------------
                                                                       8,766,350
                                                                   -------------
              REAL ESTATE INVESTMENT TRUSTS (REITS) - 5.4%
       9,000  American Capital Agency Corp.......................        273,330
     105,000  Annaly Capital Management, Inc.....................      1,903,650
       6,000  Colony Financial, Inc..............................        110,700
      12,000  Corporate Office Properties Trust..................        425,040
      10,000  Rayonier, Inc......................................        663,900
      22,500  Realty Income Corp.................................        790,650
      35,000  Stag Industrial, Inc...............................        444,500
                                                                   -------------
                                                                       4,611,770
                                                                   -------------
              REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
      49,000  Preferred Apartment Communities, Inc...............        453,250
                                                                   -------------
              ROAD & RAIL - 1.8%
       5,000  Canadian National Railway Co.......................        391,400
      15,000  CSX Corp...........................................      1,189,500
                                                                   -------------
                                                                       1,580,900
                                                                   -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
      40,000  Taiwan Semiconductor Manufacturing Co., Ltd., ADR..        546,400
       5,000  Texas Instruments, Inc.............................        176,500
                                                                   -------------
                                                                         722,900
                                                                   -------------
              SOFTWARE - 0.3%
       5,000  Check Point Software Technologies Ltd. (b).........        274,600
                                                                   -------------
              TEXTILES, APPAREL & LUXURY GOODS - 1.5%
      15,000  NIKE, Inc., Class B................................      1,266,750
                                                                   -------------
              TOBACCO - 5.7%
      50,000  Altria Group, Inc..................................      1,403,000
      18,000  Philip Morris International, Inc...................      1,291,500
      55,000  Reynolds American, Inc.............................      2,187,900
                                                                   -------------
                                                                       4,882,400
                                                                   -------------
              TOTAL COMMON STOCKS................................     73,012,275
              (Cost $72,175,053)                                   -------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
MAY 31, 2011 (UNAUDITED)

   SHARES/
    UNITS                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
INVESTMENT COMPANIES - 7.0%

              ASSET MANAGEMENT & CUSTODY BANKS - 7.0%
      20,000  India Fund, Inc....................................  $     595,800
      20,000  iShares FTSE China 25 Index Fund...................        907,400
       2,500  iShares MSCI Brazil Index Fund.....................        188,050
      19,000  iShares MSCI Hong Kong Index Fund..................        369,550
      25,000  iShares MSCI Singapore Index Fund..................        355,000
       8,000  iShares MSCI South Korea Index Fund................        528,080
      25,000  iShares MSCI Taiwan Index Fund.....................        394,000
      54,000  Proshares Short S&P500 (b).........................      2,179,440
      15,000  ProShares UltraShort 20+ Year Treasury (b).........        497,550
                                                                   -------------
              TOTAL INVESTMENT COMPANIES.........................      6,014,870
              (Cost $6,175,406)                                    -------------

MASTER LIMITED PARTNERSHIPS - 4.8%

              ENERGY EQUIPMENT & SERVICES - 0.5%
      15,000  Exterran Partners, L.P.............................        385,650
                                                                   -------------
              OIL, GAS & CONSUMABLE FUELS - 4.3%
       4,000  Alliance GP Holdings, L.P..........................        187,960
       8,000  Boardwalk Pipeline Partners, L.P...................        232,800
      15,000  El Paso Pipeline Partners, L.P.....................        515,550
      27,000  Energy Transfer Partners, L.P......................      1,282,770
      20,000  Kinder Morgan Energy Partners, L.P.................      1,491,200
                                                                   -------------
                                                                       3,710,280
                                                                   -------------
              TOTAL MASTER LIMITED PARTNERSHIPS..................      4,095,930
              (Cost $4,162,087)                                    -------------

              TOTAL INVESTMENTS - 96.7%..........................     83,123,075
              (Cost $82,512,546) (c)

              NET OTHER ASSETS AND LIABILITIES - 3.3%............      2,864,166
                                                                   -------------
              NET ASSETS - 100.0%................................  $  85,987,241
                                                                   -------------

-----------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,700,463 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,089,934.

ADR   American Depositary Receipt


Page 10                See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
MAY 31, 2011 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                            LEVEL 2         LEVEL 3
                                             TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                           VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                           5/31/2011        PRICES          INPUTS          INPUTS
                                         -------------   -------------   -------------   -------------
Common Stocks*.........................  $  73,012,275   $  73,012,275   $          --   $          --
Investment Companies*..................      6,014,870       6,014,870              --              --
Master Limited Partnerships*...........      4,095,930       4,095,930              --              --
                                         -------------   -------------   -------------   -------------
TOTAL INVESTMENTS......................  $  83,123,075   $  83,123,075   $          --   $          --
                                         =============   =============   =============   =============


*See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 11

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2011 (UNAUDITED)

ASSETS:
Investments, at value
(Cost $82,512,546).............................................................................     $  83,123,075
Cash...........................................................................................         1,823,339
Prepaid expenses...............................................................................            28,934
Receivables:
   Investment securities sold..................................................................         8,471,628
   Dividends...................................................................................           514,983
   Dividend reclaims...........................................................................            15,432
   Interest....................................................................................               117
                                                                                                    -------------
      Total Assets.............................................................................        93,977,508
                                                                                                    -------------

LIABILITIES:
Payables:
   Investment securities purchased.............................................................         7,840,366
   Investment advisory fees....................................................................            72,756
   Audit and tax fees..........................................................................            20,527
   Custodian fees..............................................................................            18,817
   Printing fees...............................................................................             8,947
   Administrative fees.........................................................................             8,271
   Trustees' fees and expenses.................................................................             6,779
   Transfer agent fees.........................................................................             3,476
   Legal fees..................................................................................             3,025
Other liabilities..............................................................................             7,303
                                                                                                    -------------
      Total Liabilities........................................................................         7,990,267
                                                                                                    -------------
NET ASSETS.....................................................................................     $  85,987,241
                                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................     $ 147,746,766
Par value......................................................................................            82,595
Accumulated net investment income (loss).......................................................        (1,506,507)
Accumulated net realized gain (loss) on investments............................................       (60,946,142)
Net unrealized appreciation (depreciation) on investments......................................           610,529
                                                                                                    -------------
NET ASSETS.....................................................................................     $  85,987,241
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       10.41
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,259,517
                                                                                                    =============


Page 12                See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2011 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $109,146).........................................     $   3,622,298
Interest.......................................................................................               674
Other..........................................................................................               260
                                                                                                    -------------
   Total investment income.....................................................................         3,623,232
                                                                                                    -------------
EXPENSES:
Investment advisory fees.......................................................................           429,922
Administrative fees............................................................................            49,624
At the market offering costs...................................................................            41,298
Custodian fees.................................................................................            33,724
Printing fees..................................................................................            21,547
Trustees' fees and expenses....................................................................            19,852
Audit and tax fees.............................................................................            16,724
Transfer agent fees............................................................................            12,091
Legal fees.....................................................................................             3,046
Other..........................................................................................            41,447
                                                                                                    -------------
   Total expenses..............................................................................           669,275
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................         2,953,957
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................         6,519,339
   Net change in unrealized appreciation (depreciation) on investments.........................        (1,023,728)
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         5,495,611
                                                                                                    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................     $   8,449,568
                                                                                                    =============


                       See Notes to Financial Statements                 Page 13

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                        ENDED           YEAR
                                                                                      5/31/2011         ENDED
                                                                                     (UNAUDITED)     11/30/2010
                                                                                    -------------   -------------
OPERATIONS:
Net investment income (loss)....................................................    $   2,953,957   $   8,863,945
Net realized gain (loss)........................................................        6,519,339      (4,395,680)
Net change in unrealized appreciation (depreciation)............................       (1,023,728)        884,123
                                                                                    -------------   -------------
Net increase (decrease) in net assets resulting from operations.................        8,449,568       5,352,388
                                                                                    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................       (4,611,526)     (9,398,415)
Net realized gain...............................................................               --              --
Return of capital...............................................................               --      (1,622,430)
                                                                                    -------------   -------------
Total distributions to shareholders.............................................       (4,611,526)    (11,020,845)
                                                                                    -------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings........................        1,581,799       9,298,335
Proceeds from Common Shares reinvested..........................................          265,413         475,819
                                                                                    -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions.......        1,847,212       9,774,154
                                                                                    -------------   -------------
Total increase (decrease) in net assets.........................................        5,685,254       4,105,697

NET ASSETS:
Beginning of period.............................................................       80,301,987      76,196,290
                                                                                    -------------   -------------
End of period...................................................................    $  85,987,241   $  80,301,987
                                                                                    =============   =============
Accumulated net investment income (loss) at end of period.......................    $  (1,506,507)  $     151,062
                                                                                    =============   =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period............................................        8,088,610       7,267,804
Common Shares sold through shelf offerings......................................          145,676         776,261
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.......           25,231          44,545
                                                                                    -------------   -------------
Common Shares at end of period..................................................        8,259,517       8,088,610
                                                                                    =============   =============


Page 14                    See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX MONTHS
                                                         ENDED           YEAR           YEAR           YEAR            YEAR
                                                       5/31/2011        ENDED          ENDED          ENDED            ENDED
                                                      (UNAUDITED)     11/30/2010     11/30/2009     11/30/2008     11/30/2007(a)
                                                      -----------     ----------     ----------     ----------     -------------
Net asset value, beginning of period .............      $  9.93        $  10.48       $  10.61       $  19.03        $ 19.10 (b)
                                                        -------        --------       --------       --------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)..................         0.36            1.15           1.90           1.78           0.52
Net realized and unrealized gain (loss) ..........         0.67           (0.45)         (0.20)         (7.99)         (0.55)
                                                        -------        --------       --------       --------        -------
Total from investment operations .................         1.03            0.70           1.70          (6.21)         (0.03)
                                                        -------        --------       --------       --------        -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ............................        (0.56)          (1.21)         (1.84)         (1.97)            --
Net realized gain ................................           --              --             --          (0.24)            --
Return of capital ................................           --           (0.21)            --             --             --
                                                        -------        --------       --------       --------        -------
Total from distributions .........................        (0.56)          (1.42)         (1.84)         (2.21)            --
                                                        -------        --------       --------       --------        -------
Common Shares offering costs charged to
  paid-in capital.................................           --              --             --             --          (0.04)
                                                        -------        --------       --------       --------        -------
Premiums from shares sold in at the
  market offering.................................         0.01            0.17           0.01             --             --
                                                        -------        --------       --------       --------        -------
Net asset value, end of period ...................      $ 10.41        $   9.93       $  10.48       $  10.61        $ 19.03
                                                        =======        ========       ========       ========        =======
Market value, end of period ......................      $ 10.61        $  10.47       $  12.10       $   8.03        $ 17.78
                                                        =======        ========       ========       ========        =======
TOTAL RETURN BASED ON NET ASSET VALUE (e).........        10.60%           7.59%         18.44%        (34.64)%        (0.37)% (d)
                                                        =======        ========       ========       ========        =======
TOTAL RETURN BASED ON MARKET VALUE (e)............         6.80%          (1.56)%        80.51%        (47.00)%       (11.10)%
                                                        =======        ========       ========       ========        =======

-----------------------

Net assets, end of period (in 000's) .............     $ 85,987        $ 80,302       $ 76,196       $ 76,456       $137,117
Ratio of total expenses to average net assets ....         1.56% (f)       1.66%          1.89%          1.31%          1.44% (f)
Ratio of net investment income (loss) to
  average net assets .............................         6.87% (f)      11.34%         19.31%         11.34%         13.87% (f)
Portfolio turnover rate ..........................          611%          1,516%         2,030%         1,722%           178%

-----------------------

(a) Initial seed date of July 19, 2007. The Fund commenced operations on September 20, 2007.

(b)   Net of sales load of $0.90 per share on initial offering.

(c)   Based on average shares outstanding.

(d) In 2007, the Fund received a reimbursement from the investment sub-advisor in the amount of $3,067. This reimbursement from the sub-advisor represents less than $0.01 and had no effect on the Fund's total return.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(f)   Annualized.


                       See Notes to Financial Statements                 Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


                              1. FUND DESCRIPTION

First Trust Active Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") believes offer the potential for attractive income and/or capital appreciation. Managed Assets are defined as the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks, Master Limited Partnerships ("MLPs") and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

1)    the type of security;
2)    the size of the holding;
3)    the initial cost of the security;
4)    transactions in comparable securities;
5)    price quotes from dealers and/or pricing services;
6)    relationships among various securities;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)    an analysis of the issuer's financial statements; and
9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1)    the value of similar foreign securities traded on other foreign markets;
2)    ADR trading of similar securities;
3)    closed-end fund trading of similar securities;
4)    foreign currency exchange activity;
5) the trading prices of financial products that are tied to baskets of foreign securities;
6)    factors relating to the event that precipitated the pricing problem;
7)    whether the event is likely to recur; and
8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

   o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
               o  Quoted prices for similar securities in active markets.
               o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
               o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
               o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

   o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of May 31, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2010 was as follows:

Distributions paid from:
   Ordinary income.......................................  $   9,398,415
   Return of capital.....................................      1,622,430

As of November 30, 2010, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income............................  $          --
Undistributed capital gains..............................             --
                                                           -------------
Total undistributed earnings.............................             --
Accumulated capital and other losses.....................    (66,607,890)
Net unrealized appreciation (depreciation)...............        927,728
                                                           -------------
Total accumulated earnings (losses)......................    (65,680,162)
Other....................................................             --
Paid-in capital..........................................    145,982,149
                                                           -------------
Net assets...............................................  $  80,301,987
                                                           =============

D. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2010, the Fund had a capital loss carryforward for federal income tax purposes of $66,607,890, expiring as follows:

         EXPIRATION DATE          AMOUNT
         November 30, 2016        $44,083,569
         November 30, 2017        $17,263,318
         November 30, 2018        $ 5,261,003

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of May 31, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 effective for tax years beginning after December 22, 2010. Management is currently evaluating the impact the Act will have on future financial statements, if any.

E. EXPENSES:

The Fund will pay all expenses directly related to its operations.

F. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures, if any.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aviance serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on January 3, 2011, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until January 3, 2011, advisory fees payable to First Trust and Aviance were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended May 31, 2011 were $504,536,315 and $503,094,140, respectively.

                           5. AT THE MARKET OFFERING

On July 14, 2010, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. This sales agreement terminated and replaced the previous sales agreement that was entered into on November 13, 2009. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. The Fund has not offered Common Shares pursuant to the sales agreement with Jones Trading

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


since February 1, 2011. Transactions for the six months ended May 31, 2011 and year ended November 30, 2010 related to offerings under the previous and current sales agreements are as follows:

                                     COMMON                                                     NET PROCEEDS
                                     SHARES        NET PROCEEDS       NET ASSET VALUE       RECEIVED IN EXCESS OF
                                      SOLD           RECEIVED          OF SHARES SOLD          NET ASSET VALUE
                                    ---------      ------------       ---------------       ---------------------
Six Months Ended 5/31/2011*          145,676         $1,581,799          $1,512,325             $     69,474
Year Ended 11/30/2010                776,261         $9,298,335          $8,027,005             $  1,271,330

* Additionally, estimated offering costs of $41,298 related to this offering for this reporting period have been expensed by the Fund and are disclosed as "At the market offering costs" on the Statement of Operations.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

DIVIDEND STRATEGY RISK: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate. MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2013, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was a subsequent event:

On July 12, 2011, the Fund declared a dividend of $0.23 per share to Common Shareholders of record on July 25, 2011, payable July 29, 2011.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2011 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                                  MAY 31, 2011


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders of the Fund was held on January 3, 2011. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and Aviance. 4,052,274 (51.32%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 3,536,966, the number of votes against was 147,844, and the number of abstentions was 367,464. The number of votes cast in favor of the new investment sub-advisory agreement was 3,510,842, the number of votes against was 148,486, and the number of abstentions was 392,946. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Active Dividend Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 7,437,469, the number of votes against was 117,453 and the number of abstentions was 684,262. James A. Bowen, Neil B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Aviance Capital Management, LLC
2080 Ringling Boulevard
Sarasota, FL 34237

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
BNY Mellon Investment Servicing Trust Company
Formerly, PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA  19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[Blank Back Cover]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   First Trust Active Dividend Income Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ James A. Bowen
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  July 18, 2011
    -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  July 18, 2011
    -----------------

By (Signature and Title)*  /s/ Mark R. Bradley
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer
                           (principal financial officer)

Date  July 18, 2011
    -----------------

* Print the name and title of each signing officer under his or her signature.